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                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                       METROPOLITAN LIFE INSURANCE COMPANY
                                   ("LENDER")

              UNITED STATES OF AMERICA-GENERAL SERVICES ADMINISTRATION
                                   ("TENANT")

                                      AND

                      ARLINGTON SQUARE LIMITED PARTNERSHIP
                                  ("LANDLORD")

                        -------------------------------

                         DATED: AS OF NOVEMBER 25, 1998

                         LOCATION: 4401 NORTH FAIRFAX DRIVE
                                   ARLINGTON, VIRGINIA
                                   BLOCK:   ARLINGTON SQUARE
                                   LOT:     PARCEL A
                                   COUNTY:  ARLINGTON
                                   STATE:   VIRGINIA

                        -------------------------------

                         RECORD AND RETURN TO:

                         MAYER, BROWN & PLATT
                         2000 PENNSYLVANIA AVENUE, N.W.
                         WASHINGTON, D.C. 20006-1882
                         ATTENTION: KEITH J. WILLNER


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                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

         This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Non-Disturbance Agreement") made as of the 25TH day of NOVEMBER, 1998, by and among METROPOLITAN LIFE INSURANCE COMPANY, having an office at 200 Park Avenue, 12th Floor, New York, New York 10166 ("LENDER"), UNITED STATES OF AMERICA-GENERAL SERVICES ADMINISTRATION, having an office at 7TH AND D STREET, S.W., WASHINGTON, D.C. 20407 ("TENANT") and ARLINGTON SQUARE LIMITED PARTNERSHIP, having an office at 4650 EAST-WEST HIGHWAY, SUITE 251, BETHESDA, MARYLAND 20814 ("LANDLORD").

                                   WITNESSETH:

     WHEREAS, Lender has made or is about to make a loan (the "L0AN") of $21,500,000.00 to Landlord;

     WHEREAS, the Loan is or will be evidenced by a promissory note (the "NOTE") made by Landlord to order of Lender and is or will be secured by, among other things, mortgage, security agreement and fixture filing (collectively, the "MORTGAGE") made by Landlord to or for the benefit of Lender covering, among other things, the land (the "LAND") described on SCHEDULE A hereto and all improvements (the "IMPROVEMENTS") now or hereafter located on the Land (the Land and the Improvements hereinafter collectively referred to as the "PREMISES");

     WHEREAS, by an agreement of lease COMMENCING OCTOBER 1, 1998, AND ENDING ON SEPTEMBER 30, 2008 (the "LEASE"), Landlord has leased or will lease to Tenant a portion of the Premises BEING ALL OF THE LEASABLE PREMISES LOCATED WITHIN THE BUILDING KNOWN AS "ARLINGTON SQUARE", as more particularly described therein;

     WHEREAS, a memorandum of the Lease is to be recorded in the official records of the CLERK OF THE CIRCUIT COUNTY OF ARLINGTON COUNTY, VIRGINIA prior to the recording of this Non-Disturbance Agreement; and

     WHEREAS, the parties hereto desire to make the Lease subject and subordinate to the Mortgage.

     NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant's right, title and interest in and to the Premises (including, without limitation, any option, right of first refusal or other rights to acquire all or any portion of the Premises), are and shall be subject and subordinate to the Mortgage and the lien thereof, to all the terms, conditions and provisions of the Mortgage to the extent that such do not conflict with the terms of the Lease, and to each and every advance made or hereafter made under the Mortgage, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Mortgage, so that at all times the Mortgage shall be and remain a lien on the Premises prior and superior to the Lease for all purposes; PROVIDED, HOWEVER, and Lender agrees, that so long as (a) no default by Tenant has occurred which has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle Landlord to terminate the Lease, (b) neither the rent nor any other charges or expenses payable by Tenant under the Lease shall have been reduced in any way except as allowed under the Lease, (c) Tenant shall pay to Lender or its successor or assign all rental and other payments payable to Landlord under the Lease in the amounts and at the times set forth in the Lease, (d) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in PARAGRAPH 2 hereof or enter into the New Lease (as such term is hereinafter defined) as set forth in such PARAGRAPH 2, (e) Lender or its successors or assigns shall not be liable under any warranty of construction contained in the Lease or any implied warranty of construction, (f) Tenant shall have performed all of its covenants contained herein, and (g) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornment or New Lease; then, and in such event
(i) Lender shall not join Tenant as a party defendant in any foreclosure action or proceeding which may be instituted or taken by Lender under the Mortgage by reason of any default thereunder, unless such joinder is necessary to foreclose the Mortgage and then only for such purpose and not for the purpose of terminating the Lease, (ii) Tenant's leasehold estate under the Lease shall not be terminated or disturbed and Lender will accept the attornment of Tenant or, if Lender

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so elects, the New Lease, pursuant to PARAGRAPH 2 hereof, and (iii) other than as set forth herein, none of Tenants rights under the Lease shall be affected in any way by reason of any default under the Mortgage.

     2. Without limitation of any of the provisions of the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord's agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, unless the act, omission or default occasioning such termination or claim presents a health, safety or life-threatening situation, Tenant will endeavor to provide, in advance of any action by Tenant, written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, addressed to Lender at Lender's address as given hereby or at the last address of Lender furnished to Tenant in writing, or to any successor to Lender's interest under the Mortgage, provided that Lender or such successor notifies Tenant of the name and address of the party Tenant is to notify; provided, however, Tenant's failure to deliver such notice shall not constitute a breach of this Non-Disturbance Agreement and shall have no legal effect on the terms and conditions of this Non-Disturbance Agreement or the rights and obligations of the parties hereunder or under the Lease.

     3. Without limitation of any of the provisions of the Lease, in the event that, by reason of any default under the Mortgage on the part of Landlord, Lender or its successors or assigns shall succeed to the interest of Landlord or any successor to Landlord, then, subject to the provisions of this Non-Disturbance Agreement, including, without limitation, PARAGRAPH I above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender as its successors or assigns and to recognize Lender or its successors or assigns as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender or its successors or assigns, Tenant shall execute and deliver to Lender or its successors or assigns an agreement of attornment satisfactory to Lender or any such successor or assign. Alternatively, upon the written request of Lender or its successors or assigns, Tenant shall enter a new lease (the "New Lease") of the Premises with Lender or such successor or assign for the then remaining term of the Lease, upon the same terms and conditions as contained in the Lease.

     4. Lender and its successors or assigns shall have no personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender or its successors or assigns in the Premises for the satisfaction of Tenants remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender or its successors or assigns as Landlord under the Lease, and no other property or assets of Lender or its successors or assigns shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenants remedies under or with respect to the Lease, the relationship of Landlord and Tenant thereunder or Tenants use or occupancy of the Premises.

      5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance shall be made.

      6. From and after Tenant's receipt of written notice in accordance with 31 U.S.C. 3727 Assignment of Claims directing Tenant to pay all rent and additional rent thereafter due under the Lease to Lender (a "RENT PAYMENT NOTICE") and of a Supplemental Lease Agreement to change the named payee in the Lease, Tenant shall pay all rent and additional rent to Lender or as Lender shall direct in writing, until such time as Lender directs otherwise in writing. Tenant shall comply with any Rent Payment Notice notwithstanding any contrary instruction, direction or assertion from Landlord. Lender's delivery to Tenant of a Rent Payment Notice, or Tenants compliance therewith, shall not be deemed to (a) cause Lender to succeed to or to assume any obligations or responsibilities as the landlord under the Lease, all of which shall continue to be performed and discharged solely by Landlord, or (b) relieve Landlord of any obligations under the Lease. Landlord hereby irrevocably directs Tenant to comply with any Rent Payment Notice, notwithstanding any contrary direction, instruction or assertion by Landlord. Tenant shall be entitled to rely on any Rent Payment Notice. Tenant shall be under no duty to controvert or challenge any Rent Payment Notice. Tenants compliance with a Rent Payment Notice shall not be deemed to violate the Lease. Landlord hereby releases Tenant from, and shall indemnify and hold Tenant harmless from and against any and all losses, claims, damages, liabilities, costs or expenses (including the payment of reasonable attorneys' fees, forum costs and disbursements) arising from any claim based on Tenants compliance with any Rent Payment Notice. Landlord shall look solely to Lender with respect to any claims Landlord may have on account of an incorrect or wrongful Rent Payment Notice. Tenant shall be entitled to full credit under the

Lease for any Rent paid to Lender pursuant to a Rent Payment Notice to the same extent as if such Rent were paid directly to Landlord.

     7. Landlord represents and warrants that the Lease was duly executed by Landlord and all consents, resolutions or other approvals required for Landlord to execute the Lease were obtained. Tenant represents and warrants that the Lease was duly executed by Tenant and all consents, resolutions or other approvals required for Tenant to execute the Lease were obtained. In the event the Lease was guaranteed pursuant to a guaranty of lease (the "GUARANTY"), Tenant represents and warrants that the Guaranty was duly executed by the guarantor named therein and all consents, resolutions and other approvals required for such named guarantor to execute the Guaranty were obtained.

     8. Tenant and Landlord shall provide a document similar to this to any lender making a loan secured by property including the Premises, the proceeds of which loan are used to repay the Loan in whole or part as may be agreed to by such lender and subject to such reasonable modifications as may be requested by such lender.

     9. Tenant agrees that to the extent any assignment of the Lease or subletting of all or any portion of the Premises by Tenant requires the consent of Landlord under the Lease, such assignment or subletting shall not be effective unless Lender's prior written consent shall also have been obtained. Any assignment or subletting that is permitted under the Lease without the consent of Landlord shall not require the consent of Lender hereunder.

    10. Tenant, shall, from time to time, within thirty (30) days after receipt of a joint written request by Landlord and Lender, execute and deliver to Landlord a lease status report by Tenant verifying, subject to the conditions specified in 48 CFR 552.270-35 (a) that the Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications),
(b) the amounts of fixed rent, additional rent, percentage rent, or other sums, if any, which are payable in respect of the Lease and the commencement date and expiration date of the Lease, (c) the dates to which the fixed rent additional rent, percentage rent, if any, and other sums which are payable in respect to the Lease have been paid, (d) whether or not Tenant is entitled to credits or offsets against such rent, and, if so, the reasons therefor and the amount thereof, (e) that Tenant is not in default in the performance of any of its obligations under the Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute such a default, (f) whether or not, to the best knowledge of the person certifying on behalf of Tenant, Landlord is in default in the performance of any of its obligations under the Lease, and, if so, specifying the same, (g) whether or not, to the best knowledge of such person, any event has occurred which with the giving of such notice or passage of time, or both would constitute such a default, and, if so, specifying each such event, and (h) whether or not, to the best knowledge of such person, Tenant has any claims, defenses or counterclaims against Landlord under the Lease, and, if so, specifying the same. Tenant also shall include in any such statement such other information concerning the Lease as Lender may reasonably request.

    11. This Non-Disturbance Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument. Signature and acknowledgment pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature and acknowledgment pages are physically attached to the same instrument.

    12. All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

    13. The reasonable cost of attorneys' fees and disbursements for any legal action or arbitration between or among the parties arising out of any dispute or litigation relating to enforcement of this NON-DISTURBANCE AGREEMENT shall be borne by the party or parties against whom a final decision is rendered, where so directed by Federal law.

    14. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Non-Disturbance Agreement, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail

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of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follow (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

     To Lender:        Metropolitan Life Insurance Company
                       Real Estate Investments
                       200 Park Avenue, 12th Floor
                       New York, New York 10166
                       Attention: Senior Vice President

     with a copy to:   Metropolitan Life Insurance Company
                       Real Estate Investments
                       200 Park Avenue, 12th Floor
                       New York, New York 10166
                       Attention: Law Department

     To Tenant:        GENERAL SERVICES ADMINISTRATION
                       7TH AND D STREETS, S.W.
                       WASHINGTON, D.C., 20407
                       Attention: CONTRACTING OFFICER FOR 4401 NORTH
                       FAIRFAX DRIVE, ARLINGTON, VIRGINIA

     To Landlord:      ARLINGTON SQUARE LIMITED PARTNERSHIP
                       4650 EAST-WEST HIGHWAY, SUITE 251
                       Bethesda, Maryland 20815
                       Attention: William N. Demas

Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent, or (iii) if sent by certified mail, three (3) days after such notice has been sent by Lender, Landlord or Tenant.

     15. This Non-Disturbance Agreement shall be interpreted and construed in accordance with and governed by Federal law and by the laws of the State of New York, without regard to conflict of laws principles, where no Federal law addresses the dispute.

     16. This Non-Disturbance Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. As used herein "Lender" shall include any subsequent holder of the Mortgage.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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                                    SCHEDULE A

                                LEGAL DESCRIPTION

Parcel A, Arlington Square, as duly dedicated, platted and recorded in Deed Book 2210, at page 994, among the Land Records of Arlington County, Virginia.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Non-Disturbance Agreement as of the day and year first above written.


                                  METROPOLITAN LIFE INSURANCE COMPANY

                                  By: /s/ Michael Curran
                                     --------------------------------
                                     Name: Michael Curran
                                     Title: AVP


                                  ARLINGTON SQUARE LIMITED PARTNERSHIP,
                                  a VIRGINIA LIMITED PARTNERSHIP
                                  BY: ARLINGTON SQUARE, INC., GENERAL PARTNER


                                  By: /s/ William N. Demas
                                     ----------------------------------------
                                     Name:  William N. Demas
                                     Title: President

                                  UNITED STATES OF AMERICA
                                  BY: GENERAL SERVICES ADMINISTRATION


                                  By: /s/ Monica R. Sias
                                     ----------------------------------------
                                     Name:  Monica R. Sias
                                     Title: Contracting Officer

STATE OF DISTRICT OF )
                     ) SS.:
COUNTY OF COLUMBIA   )

         ON THE 24TH DAY OF NOVEMBER IN THE YEAR 1998 BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED MICHAEL CURRAN, PERSONALLY KNOWN TO ME OR PROVED TO ME ON THE BASIS OF SATISFACTORY EVIDENCE TO BE THE INDIVIDUAL(S) WHOSE NAME(S) IS (ARE) SUBSCRIBED TO THE WITHIN INSTRUMENT AND ACKNOWLEDGED TO ME THAT HE/SHE/THEY EXECUTED THE SAME IN HIS/HER/THEIR CAPACITY(IES), AND THAT BY HIS/HER/THEIR SIGNATURE(S) ON THE INSTRUMENT, THE INDIVIDUAL(S), OR THE PERSON UPON BEHALF OF WHICH THE INDIVIDUAL(S) ACTED, EXECUTED THE INSTRUMENT.

                                      /s/ Veronica Jenkins
                    ----------------------------------------------------------
                    (SIGNATURE AND OFFICE OF INDIVIDUAL TAKING ACKNOWLEDGEMENT)

                                      VERONICA JENKINS
                              NOTARY PUBLIC DISTRICT OF COLUMBIA
                             MY COMMISSION EXPIRES APRIL 30, 2003


STATE OF VIRGINIA    )
                     ) SS.:
COUNTY OF ARLINGTON  )

         ON THE 19TH DAY OF NOVEMBER IN THE YEAR 1998 BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED WILLIAM
N. DEMAS, PERSONALLY KNOWN TO ME OR PROVED TO ME ON THE BASIS OF SATISFACTORY EVIDENCE TO BE THE INDIVIDUAL(S) WHOSE NAME(S) IS (ARE) SUBSCRIBED TO THE WITHIN INSTRUMENT AND ACKNOWLEDGED TO ME THAT HE/SHE/THEY EXECUTED THE SAME IN HIS/HER/THEIR CAPACITY(IES), AND THAT BY HIS/HER/THEIR SIGNATURE(S) ON THE INSTRUMENT, THE INDIVIDUAL(S), OR THE PERSON UPON BEHALF OF WHICH THE INDIVIDUAL(S) ACTED, EXECUTED THE INSTRUMENT.

                                        /s/ Priscilla D. Okay
                    ----------------------------------------------------------
                    (SIGNATURE AND OFFICE OF INDIVIDUAL TAKING ACKNOWLEDGEMENT)
                                   My Commission expires 10/31/2002

DISTRICT OF COLUMBIA  )
                      ) SS.:
CITY OF WASHINGTON    )

         ON THE 13TH DAY OF NOVEMBER IN THE YEAR 1998 BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED MONICA SEAS, PERSONALLY KNOWN TO ME OR PROVED TO ME ON THE BASIS OF SATISFACTORY EVIDENCE TO BE THE INDIVIDUAL(S) WHOSE NAME(S) IS (ARE) SUBSCRIBED TO THE WITHIN INSTRUMENT AND ACKNOWLEDGED TO ME THAT HE/SHE/THEY EXECUTED THE SAME IN HIS/HER/THEIR CAPACITY(IES), AND THAT BY HIS/HER/THEIR SIGNATURE(S) ON THE INSTRUMENT, THE INDIVIDUAL(S), OR THE PERSON UPON BEHALF OF WHICH THE INDIVIDUAL(S) ACTED, EXECUTED THE INSTRUMENT.

                                        /s/ Paul Jonell
                    ----------------------------------------------------------
                    (SIGNATURE AND OFFICE OF INDIVIDUAL TAKING ACKNOWLEDGEMENT)
                            My Commission expires December 14, 1998